                                                                     EXHIBIT 99


           PRESS RELEASE OF THE BANC CORPORATION DATED APRIL 28, 2006



                       [THE BANC CORPORATION LOGO]



            THE BANC CORPORATION ANNOUNCES FIRST QUARTER 2006 RESULTS


         BIRMINGHAM, ALABAMA, APRIL 28, 2006: The Banc Corporation (NASDAQ-NMS:
TBNC) announced today its 2006 first quarter results of operations. The Banc Corporation reported net income for the quarter ended March 31, 2006 of $850,000, or $0.04 per common share, compared to a net loss of $8,161,000, or $(0.44) per common share, for the quarter ended March 31, 2005.

         CEO Stan Bailey stated, "The Banc Corporation continues to make steady progress through the fundamentals of solid balance sheet growth and improving loan quality as well as through our planned expansion into a high-growth market through our recently announced partnership with Kensington Bankshares in Tampa, Florida."

         At March 31, 2006, The Banc Corporation had total assets of $1.432 billion, compared to $1.415 billion at December 31, 2005. Loans, net of unearned income, increased $26 million, or 2.73%, to $989 million at March 31, 2006 from $963 million at December 31, 2005. Deposits increased 3.27%, to $1.078 billion at March 31, 2006 from $1.044 billion at December 31, 2005. Net interest margin decreased slightly on a consecutive quarter basis, to 3.21% for the three-month period ended March 31, 2006 from 3.26% for the three-month period ended December 31, 2005. Stockholders' equity increased $738,000, to $105.8 million at March 31, 2006 from $105.1 million at December 31, 2005. The 2006 first quarter results also reflect pre-tax expense item of approximately $200,000 related to an employment severance expense.

         Non-performing assets ("NPAs") declined to 0.56% of total loans plus NPAs as of March 31, 2006, compared to 0.68% of total loans plus NPAs as of December 31, 2005. Net charge-offs as a percentage of average loans for the first quarter were 0.25% on an annualized basis. The allowance for loan losses at March 31, 2006 was $12.0 million, or 1.21% of loans, net of unearned income, compared to $12.0 million, or 1.25% of loans, net of unearned income, at December 31, 2005.

         The Banc Corporation is a $1.432 billion thrift holding company headquartered in Birmingham, Alabama. The principal subsidiary of The Banc Corporation is Superior Bank, a southeastern community federal savings bank. Superior Bank has 26 branches, with 19 locations throughout the state of Alabama and seven locations along the Florida panhandle. Superior Bank also has loan production offices in Montgomery, Alabama and Tallahassee and Panama City, Florida.

         During the first quarter 2006, The Banc Corporation announced an agreement to acquire Kensington Bankshares, Inc. of Tampa, Florida, a $330 million community bank holding company with nine banking locations. It is expected that the Kensington merger will close in the third quarter of 2006.

         Statements in this document that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include: general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; changes in the loan portfolio and the deposit base of The Banc Corporation; and the effects of natural disasters such as hurricanes.

         The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

         More information on The Banc Corporation and its subsidiaries may be obtained over the Internet, http://www.superiorbank.com or by calling 1-877-326-BANK (2265).



FOR MORE INFORMATION CONTACT:

Company Contact: Rick Gardner, Chief Operating Officer, (205) 327-3616, or Chris Gossett, Chief Accounting Officer, (205) 327-3514

                      THE BANC CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                                                    AS OF
                                                                                --------------------------------------------------
                                                                                        MARCH 31,
                                                                                ------------------------------        DECEMBER 31,
                                                                                   2006                2005               2005
                                                                                -----------        -----------        ------------
                                                                                (UNAUDITED)       (UNAUDITED)
ASSETS
Cash and due from banks                                                         $    29,412        $    25,018        $    35,088
Interest-bearing deposits in other banks                                              8,668              8,580              9,772
Federal funds sold                                                                    4,905              7,000                 --
Investment securities available for sale                                            238,706            264,559            242,595
Mortgage loans held for sale                                                         17,711             21,991             21,355
Loans, net of unearned income                                                       989,576            942,391            963,253
Less: Allowance for loan losses                                                     (11,999)           (12,957)           (12,011)
                                                                                -----------        -----------        -----------
        Net loans                                                                   977,577            929,434            951,242
                                                                                -----------        -----------        -----------
Premises and equipment, net                                                          56,388             57,452             56,017
Accrued interest receivable                                                           6,638              6,672              7,081
Stock in FHLB and Federal Reserve Bank                                               10,272             11,830             10,966
Cash surrender value of life insurance                                               39,535             38,268             39,169
Other assets                                                                         42,155             56,130             42,184
                                                                                -----------        -----------        -----------

        TOTAL ASSETS                                                            $ 1,431,967        $ 1,426,934        $ 1,415,469
                                                                                ===========        ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
   Noninterest-bearing                                                          $    95,584        $    93,499        $    92,342
   Interest-bearing                                                                 982,269            986,066            951,354
                                                                                -----------        -----------        -----------
       TOTAL DEPOSITS                                                             1,077,853          1,079,565          1,043,696

Advances from FHLB                                                                  166,090            146,090            181,090
Federal funds borrowed and security repurchase agreements                            31,006             47,813             33,406
Notes payable                                                                         3,703              3,913              3,755
Junior subordinated debentures owed to unconsolidated subsidiary trusts              31,959             31,959             31,959
Accrued expenses and other liabilities                                               15,553             18,593             16,498
                                                                                -----------        -----------        -----------
        TOTAL LIABILITIES                                                         1,326,164          1,327,933          1,310,404

Stockholders' Equity
  Convertible preferred stock, par value $.001 per share;
     authorized 5,000,000 shares; shares issued and
     outstanding 62,000 at March 31, 2005                                                --                 --                 --
   Common stock, par value $.001 per share; authorized 35,000,000 shares;
      shares issued 20,351,736, 19,020,943, and 20,221,456, respectively;
      outstanding  20,084,587, 18,756,632 and 19,980,261, respectively                   20                 19                 20
   Surplus - preferred                                                                   --              6,193                 --
           - common stock                                                            88,743             76,324             87,979
   Retained earnings                                                                 22,344             21,430             21,494
   Accumulated other comprehensive loss                                              (3,505)            (2,559)            (2,544)
   Treasury stock, at cost                                                             (310)              (368)              (341)
   Unearned ESOP stock                                                               (1,489)            (1,705)            (1,543)
   Unearned restricted stock                                                             --               (333)                --
                                                                                -----------        -----------        -----------
        TOTAL STOCKHOLDERS' EQUITY                                                  105,803             99,001            105,065
                                                                                -----------        -----------        -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 1,431,967        $ 1,426,934        $ 1,415,469
                                                                                ===========        ===========        ===========

                         THE BANC CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                          THREE MONTHS ENDED           YEAR ENDED
                                                                                MARCH 31,              DECEMBER 31,
                                                                       -----------------------         ------------
                                                                        2006             2005              2005
                                                                      --------         --------          --------
INTEREST INCOME
Interest and fees on loans                                            $ 18,418         $ 14,878          $ 63,895
Interest on investment securities
  Taxable                                                                2,760            2,925            11,632
  Exempt from Federal income tax                                            78               58               246
Interest on federal funds sold                                              35               82               460
Interest and dividends on other investments                                358              243             1,047
                                                                      --------         --------          --------

   Total interest income                                                21,649           18,186            77,280

INTEREST EXPENSE
Interest on deposits                                                     8,413            6,037            27,915
Interest on FHLB advances and other borrowings                           2,471            1,844             7,493
Subordinated debentures                                                    761              698             2,847
                                                                      --------         --------          --------

  Total interest expense                                                11,645            8,579            38,255
                                                                      --------         --------          --------

        NET INTEREST INCOME                                             10,004            9,607            39,025

Provision for loan losses                                                  600              750             3,500
                                                                      --------         --------          --------

     NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 9,404            8,857            35,525

NONINTEREST INCOME
Service charges and fees on deposits                                     1,031            1,112             4,687
Mortgage banking income                                                    531              446             2,558
Investment securities gains (losses)                                        --             (909)             (948)
Change in fair value of derivatives                                         70             (230)             (325)
Increase in cash surrender value of life insurance                         420              351             1,544
Insurance proceeds                                                          --               --             5,114
Other income                                                               450              477             2,067
                                                                      --------         --------          --------

    TOTAL NONINTEREST INCOME                                             2,502            1,247            14,697

NONINTEREST EXPENSES
Salaries and employee benefits                                           5,869            5,402            23,104
Occupancy, furniture and equipment expense                               1,847            1,981             7,680
Management separation costs                                                 --           12,377            15,467
Other operating expenses                                                 3,090            3,562            14,369
                                                                      --------         --------          --------

    TOTAL NONINTEREST EXPENSES                                          10,806           23,322            60,620
                                                                      --------         --------          --------

        Income (loss) before income taxes                                1,100          (13,218)          (10,398)

INCOME TAX EXPENSE (BENEFIT)                                               250           (5,057)           (4,612)
                                                                      --------         --------          --------

        NET INCOME (LOSS)                                                  850           (8,161)           (5,786)

        Preferred stock dividends                                           --                                305
        Effect of early conversion of preferred stock                       --               --             2,006
                                                                      --------         --------          --------

        NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS            $    850         $ (8,161)         $ (8,097)
                                                                      ========         ========          ========

BASIC NET INCOME (LOSS) PER COMMON SHARE                              $   0.04         $  (0.44)         $  (0.42)
                                                                      ========         ========          ========
DILUTED NET INCOME (LOSS) PER COMMON SHARE                            $   0.04         $  (0.44)         $  (0.42)
                                                                      ========         ========          ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                              20,015           18,406            19,154
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, ASSUMING DILUTION           20,673           18,406            19,154


                                  THE BANC CORPORATION
                     UNAUDITED SUMMARY CONSOLIDATED FINANCIAL DATA (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                    As of and
                                                                              As of and for the Three Month       for the Year
                                                                                     Ended March 31,            Ended December 31,
                                                                              ------------------------------    ------------------
                                                                                   2006             2005               2005
                                                                              -------------      -----------       -------------
SELECTED  AVERAGE  BALANCES:
Total assets                                                                  $  1,420,012       $ 1,431,524       $  1,403,189
Loans, net of unearned income                                                      976,915           941,265            929,262
Mortgage loans held for sale                                                        19,858            12,626             17,950
Investment securities                                                              252,359           283,227            262,595
Total interest-earning assets                                                    1,269,723         1,277,087          1,246,830
Noninterest-bearing deposits                                                        91,027            95,483             93,564
Interest-bearing deposits                                                          965,207           989,132            972,918
Advances from FHLB                                                                 175,590           149,312            147,145
Federal funds borrowed and security repurchase agreements                           32,683            49,346             25,226
Junior subordinated debentures owed to unconsolidated subsidiary trusts             31,959            31,959             31,959
Total interest-bearing liabilities                                               1,209,159         1,223,694          1,192,174
Stockholders' Equity                                                               105,359           100,918            101,804

PER SHARE DATA:
Net income (loss) - basic (1)                                                 $       0.04       $     (0.44)      $       (0.42)
                  - diluted (1)(2)                                            $       0.04       $     (0.44)      $       (0.42)
Weighted average common shares outstanding - basic                                  20,015            18,406             19,154
Weighted average common shares outstanding - diluted (2)                            20,673            18,406             19,154
Common book value per share at period end                                     $       5.27       $      4.95       $       5.26
Tangible common book value per share at period end                            $       4.67       $      4.29       $       4.65
Preferred shares outstanding at period end                                              --                62                 --
Common shares outstanding at period end                                             20,085            18,757             19,980

PERFORMANCE RATIOS AND OTHER DATA:
Return on average assets (3)                                                          0.24%            (2.31)%            (0.41)%
Return on average stockholders' equity (3)                                            3.27            (32.80)             (5.68)
Net interest margin (3)(4)(5)                                                         3.21              3.06               3.14
Net interest spread (3)(5)(6)                                                         3.02              2.94               3.00
Noninterest income to average assets (3)(7)                                           0.69              0.68               0.77
Noninterest expense to average assets (3)(8)                                          3.09              3.00               3.19
Efficiency ratio (9)                                                                 86.72             89.91              87.99
Average loan to average deposit ratio                                                92.49             86.78              87.13
Average interest-earning assets to average
   interest bearing liabilities                                                     105.01            104.36             104.58
Intangible assets (10)                                                        $     12,018       $    12,304       $     12,090

ASSETS QUALITY RATIOS:
Nonaccrual loans                                                              $      4,128       $     7,014       $      4,550
Accruing loans 90 days or more delinquent                                               --                29                 49
Other real estate owned                                                              1,437             2,971              1,842
Net loan charge-offs                                                                   612               336              4,032
Allowance for loan losses to nonperforming loans                                    290.53%           183.97%            252.76%
Allowance for loan losses to loans, net of unearned
     income                                                                           1.21              1.37               1.25
Nonperforming assets("NPA's") to loans plus NPA's, net of unearned
     income                                                                           0.56              1.06               0.68
Nonaccrual loans to loans, net of unearned
     income                                                                           0.42              0.74               0.47
Net loan charge-offs to average loans (3)                                             0.25              0.14               0.43
Net loan charge-offs as a percentage of:
   Provision for loan losses                                                        102.00             44.80             115.20
   Allowance for loan losses (3)                                                     20.69             10.52              33.57


(1)- Earnings per share for the twelve-month period ended December 31, 2005 has been calculated on net loss adjusted for preferred stock dividends of $305,000 and the effect of the preferred stock conversion totaling $2,006,000.

(2)- Common stock equivalents ("CSE's") of 1,002,493 were not included in computing diluted earnings per share for the twelve- month period ended December 31, 2005. CSE's of 1,326,485 were not included for the three-month period ended March 31, 2005. These CSE's were not included because their effects were anti-dilutive.

(3)- Annualized for the three- and twelve-month periods ended March 31, 2006 and 2005.

(4)- Net interest income divided by average earning assets.

(5)- Calculated on a taxable equivalent basis.

(6)- Yield on average interest-earning assets less rate on average interest-bearing liabilities.

(7)- Noninterest income has been adjusted for certain nonrecurring items such as insurance proceeds, change in fair value of derivatives and investment security gains(losses).

(8)- Noninterest expense has been adjusted for certain nonrecurring items such as loss on sale of assets and management separation costs.

(9)- Efficiency ratio is calculated by dividing noninterest expense, adjusted for management separation costs, losses on other real estate and the loss on sale of assets, by noninterest income, adjusted for insurance proceeds, changes in fair values of derivatives and investment security gains (losses), plus net interest income on a fully tax equivalent basis.

(10)-Intangible assets consist of goodwill of $10,336,000 and core deposit intangibles, net of amortization, of $1,682,000.